Child,
Van Wagoner &
Bradshaw, PLLC
CERTIFIED PUBLIC ACCOUNTANTS

Douglas W. Child, CPA
Marty D. Van Wagoner, CPA
J. Russ Bradshaw, CPA
William R. Denney, CPA
Roger B. Kennard, CPA
Russell E. Anderson, CPA
Scott L. Farnes

October 10, 2008

Martin A. Berns, President and Chief Executive Officer
Medianet Group Technologies, Inc.
5100 W. Copans Road, Suite 710
Margate, Florida 33063

Re: Auditor relationship

Dear Mr. Berns:

This is to confirm that the client-auditor relationship between Medianet Group Technologies, Inc. and Child, Van Wagoner & Bradshaw, PLLC has ceased effective 10-10-2008, when we were notified via an e-mail of your decision to replace us.

Sincerely,

Child, Van Wagoner & Bradshaw PLLC

Child, Van Wagoner & Bradshaw, PLLC
Salt Lake City, Utah

cc: SECPS Letter File
US Securities & Exchange Commission
100 F Street, NE
Washington, DC 20549

1284 W. Flint Meadow Dr. #D
Kaysville, Utah 84037
Telephone 801.927.1337
Facsimile 801.927.1344

5296 S. Commerce Dr. #300
Salt Lake City, Utah 84107
Telephone 801.281.4700
Facsimile 801.281.4701

Suite B, 4F
North Cape Commercial Bldg.
388 King's Road
North Point, Hong Kong

www.cpaone.net

Child,
Van Wagoner &
Bradshaw, PLLC
CERTIFIED PUBLIC ACCOUNTANTS

Douglas W. Child, CPA
Marty D. Van Wagoner, CPA
J. Russ Bradshaw, CPA
William R. Denney, CPA
Roger B. Kennard, CPA
Russell E. Anderson, CPA
Scott L. Farnes

Child, Van Wagoner and Bradshaw, PLLC
5296 South Commerce Drive, Suite 300
Salt Lake City, Utah 84107-5370
(801) 281-4700

October 10, 2008

Securities and Exchange Commission
100 F Street, NE
Washington, D.C. 20549

Ladies and Gentlemen:

The firm of Child, Van Wagoner and Bradshaw, PLLC was previously principal accountant for Medianet Group Technologies, Inc. (the "Company") and reported on the financial statements of the Company as of and for the years ended December 31, 2007, 2006 and 2005. We have read the Company's statements included under item 4.01 of its Form 8-K dated October 10, 2008, and agree with such statements as they pertain to our firm. We have no basis to agree or disagree with other statements contained therein.

Very truly yours,

Child, Van Wagoner & Bradshaw PLLC

Child, Van Wagoner and Bradshaw, PLLC
Salt Lake City, Utah

1284 W. Flint Meadow Dr. #D
Kaysville, Utah 84037
Telephone 801.927.1337
Facsimile 801.927.1344

5296 S. Commerce Dr. #300
Salt Lake City, Utah 84107
Telephone 801.281.4700
Facsimile 801.281.4701

Suite B, 4F
North Cape Commercial Bldg.
388 King's Road
North Point, Hong Kong

www.cpaone.net